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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 18, 2000
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                         0-22302               36-3688459
----------------------------           ------------             -----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



             451 Kingston Court, Mt. Prospect, Illinois       60056
         ---------------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)



                                 (847) 391-9400
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         1. On July 18, 2000, Illinois Superconductor Corporation issued a press release announcing that at its annual stockholders meeting, the Company's stockholders approved all of the proposals contained in the Company's proxy material. A copy of the July 18, 2000 press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c)      Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on July 18, 2000 announcing the approval of all of the proposals in the Company's proxy material at the Company's annual stockholders meeting held July 18, 2000.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ILLINOIS SUPERCONDUCTOR CORPORATION


                       By:   /s/  CYNTHIA QUIGLEY
                             --------------------------
                             Cynthia Quigley, Chief Financial Officer



Dated: July 18, 2000





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                                  EXHIBIT INDEX



EXHIBIT NO.                          DESCRIPTION
-----------                          -----------


99.1 Press Release issued by Illinois Superconductor Corporation on July 18, 2000 announcing the approval of all of the proposals in the Company's proxy material at the Company's annual stockholders meeting held July 18, 2000.